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                                                                 Exhibit 10.122e

                                                                   TIFFANY & CO.
                                                             REPORT ON FORM 10-K

                          AMENDMENT NO. 4 TO GUARANTEE

     This Amendment No. 4 to that certain Guarantee, dated April 3, 1996, as amended by Amendment No. 1, dated as of November 18, 1998, Amendment No. 2, dated October 15, 1999 and Amendment No. 3, dated July 16, 2002 (the "Guarantee") in respect of certain obligations of Tiffany & Co. Japan Inc., Japan Branch ("Borrower"), to American Family Life Assurance Company of Columbus, Japan Branch ("Lender"), is made as of this 9th day of December, 2005.

                                    AGREEMENT

     Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Guarantee.

     In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender hereby agree as follows:

     1. Section 13(m)(vi) of the Guarantee is hereby deleted in its entirety and replaced with the following:

               "(vi) Indebtedness of Subsidiaries of the Guarantor, which may be guaranteed by the Guarantor, incurred solely for the purpose of repatriating dividends from foreign subsidiaries to Tiffany & Co. International, a wholly-owned subsidiary of the Guarantor, as permitted by the American Jobs Creation Act of 2004 in an aggregate principal amount not to exceed US$100,000,000 or the local currency equivalent thereof (as amended, supplemented or otherwise modified from time to time); and

               (vii) Any other Indebtedness of Subsidiaries of the Guarantor not otherwise permitted under sub-sections (i) through (vi) above up to the maximum aggregate principal amount outstanding at any one time of US$25,000,000 or the local currency equivalent thereof."

     2. Section 13 of the Guarantee is hereby amended by adding a sub-section
(r) at the end of such Section as follows:

               "As soon as practicable, but not later than one hundred and twenty (120) days after the end of each of its fiscal years, the Guarantor shall deliver to the Lender a schedule of all outstanding Indebtedness permitted under Section 13(m)(vi) of this Guarantee."

     3. This Amendment shall become effective immediately upon the signature by each of Borrower, Guarantor and Lender. In all other respects, the Agreement and the Guarantee shall remain in full force and effect.

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     4. Each of the Borrower and Guarantor hereby (a) reaffirms and admits the validity, enforceability and continuation of the Agreement and the Guarantee and
(b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of their respective obligations thereunder.

     5. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     6. This Amendment shall be governed and interpreted in accordance with the laws of Japan and hereby incorporates the provisions of Sections 16(a) and 16(b) of the Guarantee.

     The parties have caused this Amendment No. 4 to be duly executed as of the date first written above.

                                        TIFFANY & CO. JAPAN INC., Japan Branch


                                        By: /s/ Michael W. Connolly
                                            ------------------------------------


                                        TIFFANY & CO.


                                        By: /s/ Michael W. Connolly
                                            ------------------------------------


                                        AMERICAN FAMILY LIFE ASSURANCE COMPANY
                                        OF COLUMBUS, Japan Branch


                                        By: /s/ Yuji Arai
                                            ------------------------------------
                                            Yuji Arai
                                            Senior Vice President


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